                                                                 EXHIBIT (99)(A)
                        PRO FORMA FINANCIAL INFORMATION
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
          (CORPORATION, THE PURCHASE ACQUISITIONS AND FIRST FIDELITY)
                                 MARCH 31, 1995
                                  (UNAUDITED)
     The following unaudited pro forma combined condensed balance sheet combines the consolidated historical balance sheets of the Corporation, the Purchase Acquisitions and First Fidelity as if all of the entities had been combined as of March 31, 1995, on a purchase accounting basis with respect to the Purchase Acquisitions (pending at March 31, 1995, or announced on or before May 15, 1995) and on a pooling of interests accounting basis with respect to the Merger.

                                                      PURCHASE      PRO FORMA     PRO FORMA       FIRST        PRO FORMA
(IN THOUSANDS)                        CORPORATION   ACQUISITIONS   ADJUSTMENTS    COMBINED       FIDELITY     ADJUSTMENTS
ASSETS
Cash and due from banks.............  $ 3,157,119       119,482    (1,109,452 )    2,167,149     1,796,869            --
Interest-bearing balances...........      722,062        29,504            --        751,566       131,886            --
Federal funds sold and securities
  purchased under resale
  agreements........................    1,488,462        34,607            --      1,523,069        10,000            --
  Total cash and cash equivalents...    5,367,643       183,593    (1,109,452 )    4,441,784     1,938,755            --
Trading account assets..............    1,453,038            --            --      1,453,038        70,275            --
Securities available for sale.......    7,298,853       499,310            --      7,798,163     3,402,687            --
Investment securities...............    3,634,798     2,312,908       (62,800 )    5,884,906     3,796,809            --
Loans, net of unearned income.......   55,767,718     7,667,537          (857 )   63,434,398    24,092,530            --
  Allowance for loan losses.........     (968,828)      (61,996)           --     (1,030,824)     (581,395)           --
  Loans, net........................   54,798,890     7,605,541          (857 )   62,403,574    23,511,135            --
Premises and equipment..............    1,771,052       102,940       (24,152 )    1,849,840       432,005            --
Due from customers on acceptances...      302,248            --            --        302,248       182,096            --
Mortgage servicing rights...........       80,266        11,067        16,862        108,195        47,690            --
Credit card premium.................       54,703            --            --         54,703            --            --
Other intangible assets.............    1,172,106        80,098       615,438      1,867,642       730,461            --
Other assets........................    1,921,011       212,176       (16,570 )    2,116,617     1,287,823            --
  Total assets......................  $77,854,608    11,007,633      (581,531 )   88,280,710    35,399,736            --
LIABILITIES AND
  STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing...............   10,412,883       340,274            --     10,753,157     5,110,710            --
  Interest-bearing..................   46,390,022     7,062,260            --     53,452,282    22,833,529            --
    Total deposits..................   56,802,905     7,402,534            --     64,205,439    27,944,239            --
Short-term borrowings...............    9,581,076     1,646,165            --     11,227,241     2,799,335            --
Bank acceptances outstanding........      302,248            --            --        302,248       182,096            --
Other liabilities...................    1,876,219       166,144        16,793      2,059,156       776,649            --
Long-term debt......................    3,801,426       908,090            --      4,709,516       813,614            --
    Total liabilities...............   72,363,874    10,122,933        16,793     82,503,600    32,515,933            --
STOCKHOLDERS' EQUITY
Preferred stock.....................           --         5,500        (5,500 )           --       228,474            --
Common stock........................      573,564        52,504       (29,951 )      596,117        82,013       274,909
Paid-in capital.....................    1,272,386       612,112      (348,289 )    1,536,209     1,255,866      (403,432)
Retained earnings...................    3,741,801       271,224      (271,224 )    3,741,801     1,493,009            --
Less: Treasury stock................           --       (50,235)       50,235             --      (128,523)      128,523
Unrealized loss on debt and equity
  securities........................      (97,017)       (6,405)        6,405        (97,017)      (47,036)           --
    Total stockholders' equity......    5,490,734       884,700      (598,324 )    5,777,110     2,883,803            --
    Total liabilities and
      stockholders' equity..........  $77,854,608    11,007,633      (581,531 )   88,280,710    35,399,736            --
                                       PRO FORMA
(IN THOUSANDS)                         COMBINED
ASSETS
Cash and due from banks.............    3,964,018
Interest-bearing balances...........      883,452
Federal funds sold and securities
  purchased under resale
  agreements........................    1,533,069
  Total cash and cash equivalents...    6,380,539
Trading account assets..............    1,523,313
Securities available for sale.......   11,200,850
Investment securities...............    9,681,715
Loans, net of unearned income.......   87,526,928
  Allowance for loan losses.........   (1,612,219)
  Loans, net........................   85,914,709
Premises and equipment..............    2,281,845
Due from customers on acceptances...      484,344
Mortgage servicing rights...........      155,885
Credit card premium.................       54,703
Other intangible assets.............    2,598,103
Other assets........................    3,404,440
  Total assets......................  123,680,446
LIABILITIES AND
  STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing...............   15,863,867
  Interest-bearing..................   76,285,811
    Total deposits..................   92,149,678
Short-term borrowings...............   14,026,576
Bank acceptances outstanding........      484,344
Other liabilities...................    2,835,805
Long-term debt......................    5,523,130
    Total liabilities...............  115,019,533
STOCKHOLDERS' EQUITY
Preferred stock.....................      228,474
Common stock........................      953,039
Paid-in capital.....................    2,388,643
Retained earnings...................    5,234,810
Less: Treasury stock................           --
Unrealized loss on debt and equity
  securities........................     (144,053)
    Total stockholders' equity......    8,660,913
    Total liabilities and
      stockholders' equity..........  123,680,446

See accompanying notes to pro forma financial information.
                                       1

                 PRO FORMA COMBINED CONDENSED INCOME STATEMENTS
                  (CORPORATION AND THE PURCHASE ACQUISITIONS)
                                  (UNAUDITED)
     The following unaudited pro forma combined condensed statements of income present the combined statements of income of the Corporation and the Purchase Acquisitions assuming the companies had been combined for each period presented on a purchase accounting basis (effective as of January 1, 1994).

                                                                            FIRST UNION      PURCHASE       PRO FORMA     PRO FORMA
(IN THOUSANDS EXCEPT PER SHARE DATA)                                        CORPORATION    ACQUISITIONS    ADJUSTMENTS    COMBINED
THREE MONTHS ENDED MARCH 31, 1995
Interest income..........................................................   $1,447,892        188,762         (18,555)    1,618,099
Interest expense.........................................................      668,209        120,251              --      788,460
Net interest income......................................................      779,683         68,511         (18,555)     829,639
Provision for loan losses................................................       32,500          3,116              --       35,616
Net interest income after provision for loan losses......................      747,183         65,395         (18,555)     794,023
Securities available for sale transactions...............................        3,635            239              --        3,874
Investment security transactions.........................................          217             --              --          217
Noninterest income.......................................................      301,539         19,766              --      321,305
Noninterest expense......................................................      684,702         57,084           5,163      746,949
Income before income taxes...............................................      367,872         28,316         (23,718)     372,470
Income taxes.............................................................      130,963         13,304          (8,932)     135,335
Net income...............................................................      236,909         15,012         (14,786)     237,135
Dividends on preferred stock.............................................        7,029             --              --        7,029
Net income applicable to common stockholders.............................   $  229,880         15,012         (14,786)     230,106
Pro forma per common share data
  Net income available to common stockholders............................   $     1.32                                        1.30
  Average common shares (in thousands)...................................      173,929                                     176,714
                                                                            FIRST UNION      PURCHASE       PRO FORMA     PRO FORMA
(IN THOUSANDS EXCEPT PER SHARE DATA)                                        CORPORATION    ACQUISITIONS    ADJUSTMENTS    COMBINED
YEAR ENDED DECEMBER 31, 1994
Interest income..........................................................   $5,094,661        726,224         (71,551)    5,749,334
Interest expense.........................................................    2,060,946        424,282              --     2,485,228
Net interest income......................................................    3,033,715        301,942         (71,551)    3,264,106
Provision for loan losses................................................      100,000          1,008              --      101,008
Net interest income after provision for loan losses......................    2,933,715        300,934         (71,551)    3,163,098
Securities available for sale transactions...............................      (11,507 )        2,275              --       (9,232 )
Investment security transactions.........................................        4,006             --              --        4,006
Noninterest income.......................................................    1,166,470         50,794              --     1,217,264
Noninterest expense......................................................    2,677,228        246,965          46,242     2,970,435
Income before income taxes...............................................    1,415,456        107,038        (117,793)    1,404,701
Income taxes.............................................................      490,076         33,855         (36,232)     487,699
Net income...............................................................      925,380         73,183         (81,561)     917,002
Dividends on preferred stock.............................................       25,353             --              --       25,353
Net income applicable to common stockholders before redemption
  premium................................................................      900,027         73,183         (81,561)     891,649
Redemption premium on preferred stock....................................       41,355             --              --       41,355
Net income applicable to common stockholder after redemption premium.....   $  858,672         73,183         (81,561)     850,294
Pro forma per common share data
  Net income available to common stockholders before redemption
    premium..............................................................   $     5.22                                        4.98
  Net income available to common stockholders after redemption premium...   $     4.98                                        4.75
  Average common shares (in thousands)...................................      172,543                                     178,924

See accompanying notes to pro forma financial information.
                                       2

               PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
          (CORPORATION, THE PURCHASE ACQUISITIONS AND FIRST FIDELITY)
                                  (UNAUDITED)
     The following unaudited pro forma combined condensed statements of income present the combined statements of income of the Corporation, the Purchase Acquisitions and First Fidelity assuming the companies had been combined for each period presented on a purchase accounting basis as to the Purchase Acquisitions (for the three months ended March 31, 1995, and the year ended December 31, 1994, only) and on a pooling of interests accounting basis as to the Merger.

                                              THREE MONTHS ENDED
 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE           MARCH 31,                             YEARS ENDED DECEMBER 31,
                   DATA)                       1995         1994         1994         1993         1992         1991         1990
Interest income..........................   $2,193,205    1,677,225    7,885,486    6,601,528    6,608,666    7,031,400    7,549,088
Interest expense.........................    1,015,800      600,423    3,217,264    2,481,952    2,941,680    4,070,885    4,806,471
Net interest income......................    1,177,405    1,076,802    4,668,222    4,119,576    3,666,986    2,960,515    2,742,617
Provision for loan losses................       45,616       49,000      180,008      369,753      642,708      946,284      923,409
Net interest income after provision for
  loan
  losses.................................    1,131,789    1,027,802    4,488,214    3,749,823    3,024,278    2,014,231    1,819,208
Securities available for sale
  transactions...........................       10,947        8,382        8,488       25,767       34,402           --           --
Investment security transactions.........          217          615        4,006       14,452        1,944      208,614       32,271
Noninterest income.......................      423,577      374,908    1,616,488    1,541,569    1,360,202    1,254,635    1,028,755
Noninterest expense......................    1,018,789      907,245    4,040,064    3,536,346    3,443,524    2,777,665    2,564,124
Income before income taxes...............      547,741      504,462    2,077,132    1,795,265      977,302      699,815      316,110
Income taxes.............................      197,671      173,137      709,067      578,912      278,514      129,843       59,868
Net income...............................      350,070      331,325    1,368,065    1,216,353      698,788      569,972      256,242
Dividends on preferred stock.............       12,237       10,857       46,020       45,553       53,040       51,746       47,151
Net income applicable to common
  stockholders before redemption
  premium................................      337,833      320,468    1,322,045    1,170,800      645,748      518,226      209,091
Redemption premium on preferred stock....           --           --       41,355           --           --           --           --
Net income applicable to common
  stockholders after redemption
  premium................................   $  337,833      320,468    1,280,690    1,170,800      645,748      518,226      209,091
Pro forma per common share data:
  Net income applicable to common
    stockholders before redemption
    premium..............................   $     1.18         1.14         4.59         4.30         2.53         2.34          .97
  Net income applicable to common
    stockholders after redemption
    premium..............................   $     1.18         1.14         4.45         4.30         2.53         2.34          .97
Average common shares (in thousands).....      285,351      281,910      288,043      272,439      255,384      221,469      215,529
Corporation historical per common
  share data:
    Net income applicable to common
      stockholders before redemption
      premium............................   $     1.32         1.27         5.22         4.73         2.23         2.24         1.68
    Net income applicable to common
      stockholders after redemption
      premium............................   $     1.32         1.27         4.98         4.73         2.23         2.24         1.68
Average common shares (in thousands).....      173,929      170,314      172,543      167,692      158,683      140,003      135,622

See accompanying notes to pro forma financial information.
                                       3

                     PRO FORMA COMPUTATIONS OF CONSOLIDATED
                      RATIOS OF EARNINGS TO FIXED CHARGES
                        (CORPORATION AND FIRST FIDELITY)
                                  (UNAUDITED)

                                                    THREE
                                                    MONTHS
                                                    ENDED
                                                  MARCH 31,                       YEARS ENDED DECEMBER 31,
            (DOLLARS IN THOUSANDS)                   1995         1994         1993         1992         1991         1990
EXCLUDING INTEREST ON DEPOSITS
Pretax income from continuing
  operations...................................   $  543,143    2,087,887    1,795,265      977,302      699,815      316,110
Fixed charges, excluding capitalized
  interest.....................................      261,880      816,102      607,462      569,638      866,728    1,402,761
(A.) Earnings..................................   $  805,023    2,903,989    2,402,727    1,546,940    1,566,543    1,718,871
Interest, excluding interest on deposits.......   $  244,531      746,938      537,964      501,556      803,787    1,349,953
One-third of rents.............................       17,349       69,164       69,498       68,082       62,941       52,808
Capitalized interest...........................            4        1,120          285          381        2,326        3,144
(B.) Fixed charges.............................   $  261,884      817,222      607,747      570,019      869,054    1,405,905
Consolidated ratios of earnings to fixed
  charges, excluding interest on deposits
  (A./B.)......................................         3.07x        3.55         3.95         2.71         1.80         1.22
INCLUDING INTEREST ON DEPOSITS
Pretax income from continuing
  operations...................................   $  543,143    2,087,887    1,795,265      977,302      699,815      316,110
Fixed charges, excluding capitalized
  interest.....................................      912,898    2,862,146    2,551,450    3,009,762    4,133,826    4,859,279
(C.) Earnings..................................   $1,456,041    4,950,033    4,346,715    3,987,064    4,833,641    5,175,389
Interest, including interest on deposits.......   $  895,549    2,792,982    2,481,952    2,941,680    4,070,885    4,806,471
One-third of rents.............................       17,349       69,164       69,498       68,082       62,941       52,808
Capitalized interest...........................            4        1,120          285          381        2,326        3,144
(D.) Fixed charges.............................   $  912,902    2,863,266    2,551,735    3,010,143    4,136,152    4,862,423
Consolidated ratios of earnings to fixed
  charges, including interest on deposits
  (C./D.)......................................         1.59x        1.73         1.70         1.32         1.17         1.06

See accompanying notes to pro forma financial information.
                                       4

                     PRO FORMA COMPUTATIONS OF CONSOLIDATED
                      RATIOS OF EARNINGS TO FIXED CHARGES
                         AND PREFERRED STOCK DIVIDENDS
                        (CORPORATION AND FIRST FIDELITY)
                                  (UNAUDITED)

                                                    THREE
                                                    MONTHS
                                                    ENDED
                                                  MARCH 31,                       YEARS ENDED DECEMBER 31,
            (DOLLARS IN THOUSANDS)                   1995         1994         1993         1992         1991         1990
EXCLUDING INTEREST ON DEPOSITS
Pretax income from continuing
  operations...................................   $  543,143    2,087,887    1,795,265      977,302      699,815      316,110
Fixed charges, excluding preferred stock
  dividends and capitalized interest...........      264,755      861,573      628,840      591,458      878,337    1,422,265
(A.) Earnings..................................   $  807,898    2,949,460    2,424,105    1,568,760    1,578,152    1,738,375
Interest, excluding interest on deposits.......   $  244,531      746,938      537,964      501,556      803,787    1,349,953
One-third of rents.............................       17,349       69,164       69,498       68,082       62,941       52,808
Preferred stock dividends*.....................        8,083      132,846       66,931       74,860       63,354       66,655
Capitalized interest...........................            4        1,120          285          381        2,326        3,144
(B.) Fixed charges.............................   $  269,967      950,068      674,678      644,879      932,408    1,472,560
Consolidated ratios of earnings to fixed
  charges, excluding interest on deposits
  (A./B.)......................................         2.99x        3.10         3.59         2.43         1.69         1.18
INCLUDING INTEREST ON DEPOSITS
Pretax income from continuing
  operations...................................   $  543,143    2,087,887    1,795,265      977,302      699,815      316,110
Fixed charges, excluding preferred stock
  dividends and capitalized interest...........      915,773    2,907,617    2,572,828    3,031,582    4,145,434    4,878,783
(C.) Earnings..................................   $1,458,916    4,995,504    4,368,093    4,008,884    4,845,249    5,194,893
Interest, including interest on deposits.......   $  895,549    2,792,982    2,481,952    2,941,680    4,070,885    4,806,471
One-third of rents.............................       17,349       69,164       69,498       68,082       62,941       52,808
Preferred stock dividends*.....................        8,083      132,846       66,931       74,860       63,354       66,655
Capitalized interest...........................            4        1,120          285          381        2,326        3,144
(D.) Fixed charges.............................   $  920,985    2,996,112    2,618,666    3,085,003    4,199,506    4,929,078
Consolidated ratios of earnings to fixed
  charges, including interest on deposits
  (C./D.)......................................         1.58x        1.67         1.67         1.30         1.15         1.05

* Includes redemption premium of $41,355,000 in 1994.
See accompanying notes to pro forma financial information.
                                       5

                    NOTES TO PRO FORMA FINANCIAL INFORMATION
 (1) The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger and the Purchase Acquisitions indicated in Note (3) below been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. Consummation of the Merger or any of the Purchase Acquisitions or the RS Financial (as defined below) acquisition is not contingent upon consummation of any other of such acquisitions. Consummation of one or all of the Purchase Acquisitions or the RS Financial acquisition prior to consummation of the Merger would not materially impact the results of operations of the Corporation.
 (2) It is assumed that the Merger will be accounted for on a pooling of interests accounting basis, and accordingly, the related pro forma adjustments herein reflect, where applicable, an exchange ratio of (i) 1.35 shares of the Corporation's common stock for each of the 82,013,160 shares of First Fidelity common stock (excluding 2,697,159 treasury shares) which were outstanding at March 31, 1995; and (ii) one share of a new series of the Corporation's class A preferred stock for each share of the three outstanding series of First Fidelity preferred stock outstanding at March 31, 1995, one series of which includes 4,739,048 shares of convertible preferred stock. The new series of the Corporation's class A preferred stock will contain substantially identical terms as the series being exchanged therefor. The 1.35 exchange ratio is subject to possible adjustment under certain circumstances.
     As a result, information was adjusted for the Merger by the (i) addition of 107,076,601 shares of the Corporation's common stock amounting to $356,922,000; (ii) elimination of 82,013,160 shares of First Fidelity common stock amounting to $82,013,000; (iii) cancellation of 2,697,159 treasury shares of First Fidelity at a cost of $128,523,000; and (iv) recordation of the remaining net amount of $403,432,000 as a reduction in paid-in capital at March 31, 1995.
     The pro forma financial information presented herein does not give effect to the Corporation's and First Fidelity's plan to repurchase up to 5.5 million shares of First Fidelity common stock or 7.4 million shares of the Corporation's common stock, or some combination of the two, prior to consummation of the Merger. In April 1995, the Corporation's Board of Directors renewed its authorization for the purchase from time to time of up to 15 million additional shares of the Corporation's common stock. As of the date hereof, 13.9 million shares could be purchased pursuant to such authorization, in addition to any repurchases in connection with the Merger, the Purchase Acquisitions or the RS Financial acquisition.
     As of March 31, 1995, the Corporation and First Fidelity had 15,215,953 and 7,004,446 shares of common stock reserved for issuance, respectively, (excluding, as to the Corporation, shares reserved for issuance in connection with the Merger, the Purchase Acquisitions, the RS Financial acquisition, or upon exercise of the rights attached to shares of the Corporation's common stock).
     For the three months ended March 31, 1995, First Fidelity had net income applicable to common stockholders of $107,727,000.
 (3) During the period from January 1, 1994 through May 15, 1995, the Corporation completed or had pending at May 15, 1995, the following purchase accounting acquisitions: (i) the acquisition of BancFlorida Financial Corporation (completed August 1994) with assets of $1.6 billion for 3.6 million shares of the Corporation's common stock valued at $161 million, (ii) the acquisitions of First Florida Savings Bank, FSB (completed in April 1995), Ameribanc Investors Group (completed in April
     1995), Coral Gables Fedcorp, Inc. (pending at May 15, 1995, completed on June 1, 1995), and Home Federal Savings Bank of Rome, Georgia (pending at May 15, 1995, and currently pending), at an aggregate estimated cost of approximately $622 million in cash, (iii) the acquisitions of American Savings Bank of Florida, FSB ("American Savings"), United Financial Corporation of South Carolina, Inc. ("United Financial"), and Columbia First Bank, FSB ("Columbia") (each of which was pending at May 15, 1995, and is currently pending) for approximately 14.5 million shares of the Corporation's common stock valued at approximately $640 million, (iv) the December 1994 purchase of a DE MINIMUS amount of loans, and the purchase of deposits from Chase Manhattan Bank of Florida, N.A. ("Chase") and Great Western Federal Savings Bank ("Great Western"), which in the aggregate amounted to $1.8 billion, at an aggregate cost of approximately $137 million, and (v) the purchase of deposits of Jacksonville Federal Savings Association, Citizens Federal Savings Association, Cobb Federal Savings Association and Hollywood Federal Savings Association from the Resolution Trust Corporation ("RTC") in the aggregate amount of $640 million, at an aggregate cost of $68 million. Purchases of deposits from Chase, Great Western and the RTC do not constitute a sufficient continuity of operations, and moreover, additional financial data is not available to develop meaningful and reliable pro forma income statement information with respect to such purchases.
                                       6

     Beginning in the third quarter of 1994 and continuing through the date hereof, the Corporation (i) paid $161 million to purchase 3.8 million shares of its common stock expected to be issued in connection with the American Savings acquisition, (ii) paid $111 million to purchase 2.5 million shares of its common stock expected to be issued in connection with the United Financial acquisition, and (iii) the Corporation expects to purchase five million shares of its common stock for approximately $233 million which are expected to be issued in connection with the Columbia acquisition. Goodwill and deposit base premium of approximately $676 million and $361 million, respectively, are currently expected to result from the Purchase Acquisitions.
 (4) The pro forma financial information presented herein does not include the Corporation's May 30, 1995 announcement that it has entered into an agreement to acquire RS Financial Corp. ("RS Financial"). Under the terms of the agreement, RS Financial stockholders would receive $40.25 worth of the Corporation's common stock for each share of RS Financial common stock. Based on 2,772,300 shares of RS Financial common stock outstanding, the purchase price would be approximately $112 million. RS Financial reported assets of $810 million at March 31, 1995. The Corporation expects to purchase up to 50 percent of the Corporation's common stock expected to be issued in the transaction. This transaction was entered into subsequent to May 15, 1995, and is not material to the pro forma financial information presented herein.
 (5) The pro forma adjustment amounts related to the pro forma combined condensed statements of income reflect a 5.74 percent and 4.08 percent cost of funds for the three months ended March 31, 1995 and the year ended December 31, 1994, respectively, a six-to-ten year straight-line life related to investment securities, a nine-year straight-line life related to loans, a 10-year straight-line life related to premises and equipment and mortgage servicing rights, a 10-year sum-of-the-years digits method related to deposit base premium, and a 25-year straight-line life related to goodwill.
 (6) Income per share data has been computed based on the combined historical net income applicable to common stockholders of the Corporation, First Fidelity and the Purchase Acquisitions using the historical weighted average shares outstanding of the Corporation's common stock and the weighted average outstanding shares, adjusted to equivalent shares of the Corporation's common stock and of First Fidelity's common stock, as of the earliest period presented.
 (7) Certain insignificant reclassifications have been included herein to conform statement presentations. Transactions conducted in the ordinary course of business between the companies are immaterial, and accordingly, have not been eliminated.
 (8) The unaudited pro forma financial information does not include any expenses or restructuring charges related to the Merger or the Purchase Acquisitions. Such after-tax restructuring charges are currently estimated to be $140 million relating to the Merger.
 (9) As indicated by the foregoing unaudited pro forma financial information and based solely on combined financial information as of March 31, 1995, upon consummation of the Merger and the Purchase Acquisitions, the Corporation's historical net income per common share for the three months ended March 31, 1995 and year ended December 31, 1994, each would have been diluted by 11 percent. It should not necessarily be assumed, however, that the foregoing data will represent actual dilution with respect to the Merger and the Purchase Acquisitions.
(10) For purposes of computing the combined ratios of earnings to fixed charges of the Corporation and First Fidelity, earnings represent income from continuing operations before extraordinary items and cumulative effect of a change in accounting principle plus income taxes and fixed charges (excluding capitalized interest). Fixed charges, excluding interest on deposits, represent interest (other than on deposits, but including capitalized interest), one-third (the proportion deemed representative of the interest factor) of rents and all amortization of debt issuance costs. Fixed charges, including interest on deposits, represent all interest (including capitalized interest), one-third (the proportion deemed representative of the interest factor) of rents and all amortization of debt issuance costs. Pretax preferred stock dividends are included in fixed charges when computing the combined ratios of earnings to fixed charges and preferred stock dividends.
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